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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                        August 12, 2004 (August 11, 2004)
             ------------------------------------------------------
                Date of report (Date of earliest event reported)

                             NATIONAL-OILWELL, INC.
       ------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     001-12317                 76-0475815
--------------------------    ------------------------     -------------------
 (State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                           Identification No.)

                              10000 Richmond Avenue
                            Houston, Texas 77042-4200
              -----------------------------------------------------
              (Address of Principal Executive Offices and zip code)

                                 (713) 346-7500
              -----------------------------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

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ITEM 5. OTHER EVENTS

         On August 12, 2004, National-Oilwell, Inc., a Delaware corporation ("National-Oilwell") and Varco International, Inc., a Delaware corporation ("Varco"), announced a merger of equals transaction pursuant to the terms of an Agreement and Plan of Merger dated as of August 11, 2004 (the "Merger Agreement"). Pursuant to the Merger Agreement, Varco will merge with and into National-Oilwell (the "Merger"). In connection with the Merger, each outstanding share of Varco common stock will be converted into the right to receive 0.8363 of a share of National-Oilwell common stock. National-Oilwell will assume all options outstanding under Varco's stock option plans and each outstanding option to purchase Varco common stock will be converted into an option to purchase National-Oilwell common stock, subject to certain adjustments to the exercise price and the number of shares issuable upon exercise of those options to reflect the exchange ratio. The completion of the Merger is subject to several conditions, including the approval of the Merger Agreement and the Merger by the stockholders of Varco and National-Oilwell and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

         The Merger is intended to qualify as tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended.

         In connection with the Merger Agreement, Varco entered into an amendment (the "Rights Agreement Amendment") to its Rights Agreement dated as of November 29, 2000 (the "Rights Agreement"). A copy of the Rights Agreement is filed as Exhibit 4.1 to Varco's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 30, 2000. The Rights Agreement Amendment, among other things, clarifies that, prior to the effectiveness of the Merger Agreement, National-Oilwell and its affiliates will not be deemed to beneficially own shares of Varco common stock in connection with the execution of the Merger Agreement or consummation of the transaction contemplated thereby. Under the Rights Agreement generally, the rights will become exercisable if a person acquires more than a certain percentage of beneficial ownership of Varco's then outstanding common stock.

         The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement and the joint press release attached as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of August 11, 2004, by and between Varco International, Inc., a Delaware corporation, and National-Oilwell, Inc., a Delaware corporation.

                  99.1     Joint Press Release dated August 12, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: August 12, 2004

                                              NATIONAL-OILWELL, INC.


                                              By: /s/ M. GAY MATHER
                                                  ------------------------------
                                                  Name: M. Gay Mather
                                                  Title: Secretary




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                                 EXHIBIT INDEX



EXHIBIT
NUMBER        DESCRIPTION
------        -----------

2.1 Agreement and Plan of Merger, dated as of August 11, 2004, by and between Varco International, Inc., a Delaware corporation, and National-Oilwell, Inc., a Delaware corporation.

99.1          Joint Press Release dated August 12, 2004.
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